Exhibit 99.3

AUXILIO, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give the effect to the acquisition of Delphiis, Inc., a California corporation, following the execution on July 7, 2014, of a Stock Purchase Agreement (the “Agreement”) with Delphiis, Inc., a California corporation (“Delphiis”), certain stockholders of Delphiis (the “Stockholders”), and Mike Gentile, as seller representative (“Gentile”) pursuant to which Delphiis was acquired by Auxilio and Delphiis became our wholly-owned subsidiary (the “Acquisition”). As consideration for the Acquisition, Auxilio, Inc. paid upfront consideration of $1,000,000 in cash, less $100,000 held in escrow for up to one year, 930,406 shares of Auxilio common stock, $0.001 par value (the “Shares”) and the debt assumption of $463,723 which was owed by Delphiis to Gentile and two other parties in secured promissory notes (the “Notes”) bearing interest at 4% per annum.

The unaudited pro forma condensed consolidated financial statements are based upon the estimates and assumptions set forth herein. The unaudited pro forma information has been prepared utilizing the historical financial statements and notes thereto, for which Auxilio, Inc. and Delphiis, Inc. are included herein. The unaudited pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Auxilio, Inc. and the historical financial statements of Delphiis, Inc. included herein. The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available. The unaudited pro forma condensed consolidated balance sheet gives effect to the merger which is accounted for as an acquisition of Delphiis, Inc. by Auxilio, Inc. as if it had occurred on June 30, 2014. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013, and for the three and six months ended June 30, 2014, give effect to the Acquistion as if it had occurred as of the first day of each such period.

The pro forma data presented herein is for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of the combined entities that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the combined group.

AUXILIO, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands)

	Auxilio, Inc. June 30, 2014	Delphiis, Inc. June 30, 2014	Pro Forma Adjustments		Combined Pro Forma June 30, 2014
ASSETS
Current assets:
Cash and cash equivalents	$4,947	$5	$(1,000)	(A)	$3,952
Accounts receivable, net	4,497	372	-		4,869
Supplies	983	-	-		983
Prepaid and other current assets	293	-	-		293
Total current assets	10,720	377	(1,000)		10,097

Property and equipment, net	180	80	-		260
Deposits	35	-	-		35
Loan acquisition costs	7	-	-		7
Intangible assets, net	-	-	-		-
Goodwill	1,517	-	2,465	(A)	3,982

Total assets	$12,459	$457	$1,465		$14,381

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$5,960	$94	-		$6,054
Accrued compensation and benefits	1,452	19	-		1,471
Line of credit	200	-	-		200
Deferred revenue	836	154	-		990
Convertible notes payable	1,538	-	-		1,538
Loans payable to officers	—	464	-		464
Current portion of capital lease obligations	71	-	-		71

Total current liabilities	10,057	731	-		10,788

Capital lease obligations less current portion	51	-	-		51

Total liabilities	10,108	731	-		10,839

Commitments and contingencies

Stockholders’ equity:
Common stock	21	1	-	(A)	22
Additional paid-in capital	23,954	466	723	(A)	25,143
Accumulated deficit	(21,624)	(741)	742	(A)	(21,623)

Stockholders’ equity	2,351	(274)	1,465		3,542

Total liabilities and stockholders’ equity	$12,459	$457	$1,465		$14,381

See accompanying notes to unaudited pro forma condensed consolidated financial statements

AUXILIO, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)

	Three Months Ended June 30, 2014
	Auxilio, Inc.	Delphiis, Inc.	Pro Forma Adjustments		Combined Pro Forma
Revenue	$10,377	$339	$-		$10,716

Cost of revenues	8,658	263	-		8,921

Gross profit	1,719	76	-		1,795

Operating expenses:
Sales and marketing	582	56	-		638
General and administrative	1,045	45	-		1,090

Total operating expenses	1,627	101	-		1,728

Operating income (loss)	92	(25)	-		67
Interest and other income (expense), net	(105)	-	(5)	(B)	(110)

Income (loss) before income taxes	(13)	(25	(5)		(43)
Provision for income taxes	—	(1)	-		(1)

Net income (loss)	$(13)	$(26)	$(5)		$(44)

Per share data:

Basic net income (loss) per share	$(0.00)				$(0.00)

Diluted net income (loss) per share	$(0.00)				$(0.00)

Basic weighted average shares outstanding	20,878				21,808

Diluted weighted average shares outstanding	20,878				21,808

See accompanying notes to unaudited pro forma condensed consolidated financial statements

AUXILIO, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)

	Six Months Ended June 30, 2014
	Auxilio, Inc.	Delphiis, Inc.	Pro Forma Adjustments		Combined Pro Forma
Revenue	$20,622	$594	$-		$21,216
Cost of revenues	17,163	394	-		17,557

Gross profit	3,459	200	-		3,659

Operating expenses:
Sales and marketing	1,091	68	-		1,159
General and administrative	2,246	73	-		2,319

Total operating expenses	3,337	141	-		3,478

Operating income	122	59	-		181

Interest and other income (expense), net	(204)	-	(9)	(B)	(213)

Income (loss) before income taxes	(82)	59	(9)		(32)

Provision for income taxes	(2)	(1)	-		(3)

Net income (loss)	$(84)	$58	$(9)		$(35)

Per share data:

Basic net income (loss) per share	$(0.00)				$(0.00)

Diluted net income (loss) per share	$(0.00)				$(0.00)

Basic weighted average shares outstanding	20,769				21,699

Diluted weighted average shares outstanding	20,769				21,699

See accompanying notes to unaudited pro forma condensed consolidated financial statements

AUXILIO, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)

	The Year Ended December 31, 2013
	Auxilio, Inc.	Delphiis, Inc.	Pro Forma Adjustments		Combined Pro Forma
Revenue	$42,975	$916	$-		$43,891
Cost of revenues	35,294	1,037	-		36,331

Gross profit (loss)	7,681	(121)	-		7,560

Operating expenses:
Sales and marketing	2,112	49	-		2,161
General and administrative	3,786	261	-		4,047

Total operating expenses	5,898	310	-		6,208

Operating income (loss)	1,783	(431)	-		1,352

Interest and other income (expense), net	(357)	(6)	(13)	(B)	(376)

Income (loss) before income taxes	1,426	(437)	(13)		976

Provision for income taxes	(78)	(1)	-		(79)

Net income (loss)	$1,348	$(438)	$(13)		$897

Per share data:

Basic net income (loss) per share	$0.07				$0.04

Diluted net income (loss) per share	$0.06				$0.04

Basic weighted average shares outstanding	20,260				21,190

Diluted weighted average shares outstanding	22,843				23,774

See accompanying notes to unaudited pro forma condensed consolidated financial statements

AUXILIO, INC.
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

(A)	To reflect the elimination of Delphiis’ equity accounts and the allocation of the initial purchase price of $2.191 million as follows:

Purchase price calculation:
Cash paid	$1,000
Common stock issued	1,191

$2,191

Allocation of purchase price:
Current assets	377
Property and equipment	80
Accounts payable and accrued expenses	(94)
Accrued compensation and benefits	(19)
Deferred revenue	(154)
Notes payable to officers	(464)
Goodwill (1)	2,465

Total allocated purchase price	$2,191

	(1)	Delphiis’ intangible assets have not been determined as of the date of this report and therefore the allocation of the purchase price in excess of Auxilio’s net assets is shown entirely as goodwill.
(B)		To reflect interest expense related to the $463 thousand promissory notes issued to Officers of Delphiis as if the notes were issued as of the first day of each such period.